Exhibit 10.16


                                   AMENDMENT
                                      AND
                              ACCEPTANCE OF TRUST
                                      FOR
                      GANTOS, INC. EMPLOYEES' 401(k) PLAN

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         WHEREAS, Gantos, Inc. (the "Company") has established the Gantos,
Inc. Employees' 401(k) Plan, originally effective July 5, 1992, and as thereafter amended from time to time; and

         WHEREAS, in accordance with the provisions of Section 8.1 of the Plan, the Company reserves the right to amend the Plan at any time, in certain respects; and

         WHEREAS, in accordance with the provisions of Section 7.9 of the Plan, the Company retains the right to appoint trustees for the Plan; and

         WHEREAS, the Company is desirous of appointing new trustees for the Plan and of amending the Plan to clarify certain provisions of its Adoption Agreement.

         NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the following actions are hereby taken with respect to the Plan, effective as of March 31, 1995:

              A. The Adoption Agreement of the Plan is hereby amended in the following respects:

                    1. Item B3 is modified to reflect the Employer
              Identification Number of the Company as 38-1414122.

                    2. Item B6 is amended to reflect the following two
              trustees:

                              J. E. Bunka
                              L. Douglas Gantos


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              B. The Company hereby appoints the following individuals to serve as the only trustees for the Plan, effective until further action by the Company: J. E. Bunka and L. Douglas Gantos.

         IN WITNESS WHEREOF, the Company has caused this Amendment to the Gantos, Inc. Employees' 401(k) Plan to be executed by its duly authorized officer this 24th day of January, 1996.

                                 GANTOS, INC.


                                              By:  L. Douglas Gantos
                                                   -----------------
                                                   Its:  President

         By execution of this Amendment, the new trustees signify their acceptance of trust and its terms and agree to operate in accordance with and be bound by the terms of the Plan and trust.

                                              L. DOUGLAS GANTOS

                                              /s/ L. Douglas Gantos
                                              -----------------------
                                              Trustee

                                              January 24, 1996
                                              Date



                                              J. E. BUNKA
                                              /s/ J.E. Bunka
                                              -----------------------
                                              Trustee

                                              January 24, 1996
                                              Date

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